LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2007

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for the Portfolios of Lazard Retirement Series, Inc. (the "Fund"). Subject to approval of the Fund's Board of Directors, it is anticipated that the Portfolios will pay this distribution on August 28, 2007, with a record date of August 24, 2007 and an ex-dividend date of August 27, 2007.

                                                  Estimated Ordinary Income    Estimated Short-Term        Estimated Long-Term
                                                           Dividend                Capital Gain               Capital Gain
Portfolio                                                 Per Share           Distribution Per Share     Distribution Per Share
------------------------------------------------- ------------------------- -------------------------- -------------------------

Lazard Retirement U.S. Strategic Equity
    Portfolio Service Shares                                 $0.07                  $0.00*                      $0.93

Lazard Retirement Small Cap Portfolio
    Service Shares                                             --                   $2.37                       $3.41

Lazard Retirement International Equity Portfolio
    Service Shares                                           $0.19                  $0.54                       $1.27

Lazard Retirement Emerging Markets Portfolio
    Service Shares                                           $0.15                  $0.58                       $0.77
    Investor Shares                                          $0.09                  $0.58                       $0.77
__________________________________________________________________________________________
*        Amount is less than $0.01 cent per share.

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.

August 8, 2007